EXHIBIT 1

AGREEMENT TO MAKE A JOINT FILING

The undersigned hereby agree that this Schedule 13G is filed by and on behalf of each of them.

Date: February 14, 2025

ADAMS STREET PARTNERS, LLC

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2016 DIRECT VENTURE/GROWTH FUND LP

By:	ASP 2016 Direct Management LP, its General Partner
By:	ASP 2016 Direct Management LLC, its General Partner
By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2017 DIRECT VENTURE/GROWTH FUND LP

By:	ASP 2017 Direct Management LP, its General Partner
By:	ASP 2017 Direct Management LLC, its General Partner
By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2018 DIRECT VENTURE/GROWTH FUND LP

By:	ASP 2018 Direct Management LP, its General Partner
By:	ASP 2018 Direct Management LLC, its General Partner
By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2019 DIRECT GROWTH EQUITY FUND LP

By:	ASP 2019 Direct Management LP, its General Partner
By:	ASP 2019 Direct Management LLC, its General Partner
By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2020 DIRECT GROWTH EQUITY FUND LP

By:	ASP 2020 Direct Management LP, its General Partner
By:	ASP 2020 Direct Management LLC, its General Partner
By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET 2021 DIRECT GROWTH EQUITY FUND LP

By:	ASP 2021 Direct Management LP, its General Partner
By:	ASP 2021 Direct Management LLC, its General Partner
By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President

ADAMS STREET GROWTH EQUITY FUND VII LP

By:	ASP VG Management VII LP, its General Partner
By:	ASP VG Management VII LLC, its General Partner
By:	Adams Street Partners, LLC, its Managing Member

By:	/s/ Sara Robinson Dasse
Name:	Sara Robinson Dasse
Title:	Executive Vice President